                               POWER OF ATTORNEY

Know all by these presents, that the undersigned, hereby constitutes and appoints each of Howard S. Lanznar, Jared T. Finkelstein and Mark D. Wood,
signing singly, such person's true and lawful attorney-in-fact to:

(1)  prepare, execute in such person's name and on such person's behalf, and submit to the United States Securities and Exchange Commission (the "SEC"), any
documents necessary or appropriate to obtain codes, passwords, and passphrases enabling such person to make electronic filings with the SEC of reports required by Section 16(a) or Section 13(d) of the Securities Exchange Act of 1934, as
amended (the "Exchange Act"), or any rule or regulation of the SEC;

(2)  execute for and on behalf of such person, with respect to holdings of, and transactions in, securities of Diamond Resorts International Inc. ("DRI"), Forms
3, 4 and 5, and any amendments thereto, in accordance with Section 16(a) of the
Exchange Act and the rules thereunder;

(3)  execute for and on behalf of such person any  Schedules  13D or 13G, and any amendments  thereto,  relating to securities of DRI, in accordance  with Section
13(d) of the Exchange Act and the rules thereunder;

(4)  do and perform any and all acts for and on behalf of such person which may be necessary or desirable to complete and execute any such Form 3, 4 or 5 or
Schedule 13D or 13G, complete and execute any amendment or amendments thereto, and file any such form with the SEC and any stock exchange or similar authority;
and

(5)  take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, such person, it being understood that the documents executed by such attorney-in-fact on behalf of such person pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

     The undersigned hereby grants to each attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as such person might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that each of the foregoing attorneys-in-fact, in serving in such capacity at the request of such person, is not assuming any of such person's responsibilities to comply with Section 16(a)
or Section 13(d) of the Exchange Act.

     This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Form 3, 4 or 5 or Schedule 13D or 13G with respect to the holdings of, and transactions in, DRI securities by the undersigned, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 8th day of July, 2013.

                              /s/ David J. Berkman
                              ----------------------------------------
                              David J. Berkman

                                POWER OF ATTORNEY

Know all by these presents, that the undersigned, hereby constitutes and appoints each of Howard S. Lanznar, Jared T. Finkelstein, Tara Young and Mark D.
Wood, signing singly, such person's true and lawful attorney-in-fact to:

(1)  prepare, execute in such person's name and on such person's behalf, and submit to the United States Securities and Exchange Commission (the "SEC"), any
documents necessary or appropriate to obtain codes, passwords, and passphrases enabling such person to make electronic filings with the SEC of reports required by Section 16(a) or Section 13(d) of the Securities Exchange Act of 1934, as
amended (the "Exchange Act"), or any rule or regulation of the SEC;

(2)  execute for and on behalf of such person, with respect to holdings of, and transactions in, securities of Diamond Resorts International Inc. ("DRI"), Forms
3, 4 and 5, and any amendments thereto, in accordance with Section 16(a) of the
Exchange Act and the rules thereunder;

(3)  execute for and on behalf of such person any Schedules 13D or 13G, and any amendments thereto, relating to securities of DRI, in accordance with Section
13(d) of the Exchange Act and the rules thereunder;

(4)  do and perform any and all acts for and on behalf of such person which may be necessary or desirable to complete and execute any such Form 3, 4 or 5 or
Schedule 13D or 13G, complete and execute any amendment or amendments thereto, and file any such form with the SEC and any stock exchange or similar authority;
and

(5)  take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, such person, it being understood that the documents executed by such attorney-in-fact on behalf of such person pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

     The undersigned hereby grants to each attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as such person might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that each of the foregoing attorneys-in-fact, in serving in such capacity at the request of such person, is not assuming any of such person's responsibilities to comply with Section 16(a)
or Section 13(d) of the Exchange Act.

     This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Form 3, 4 or 5 or Schedule 13D or 13G with respect to the holdings of, and transactions in, DRI securities by the undersigned, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 17th day of July, 2013.

                              THE 2006 BERKMAN TRUST FOR DAVID J. BERKMAN FAMILY

                              By: /s/ David J. Berkman
                                  ---------------------------------------
                              Name:  David J. Berkman
                              Title: Trustee